Exhibit (l)(8)

                           FORM OF PURCHASE AGREEMENT


          Firstar Funds, Inc., a Wisconsin corporation (the "Company"), and B.C. Ziegler & Company ("B.C. Ziegler") hereby agree as follows:

          1.   The Company hereby offers B.C. Ziegler and B.C. Ziegler hereby
purchases, in consideration for the payment of $                , one share of
                                                ----------------
beneficial interest of the Conning Money Market Fund - Series A, one share of beneficial interest of the Ohio Tax-Free Money Market Fund - Institutional, one share of beneficial interest of the Ohio Tax-Free Money Market Fund -
Series A, one share of beneficial interest of the Aggregate Bond Fund - Institutional, one share of beneficial interest of the Aggregate Bond Fund - Series A, one share of beneficial interest of the Aggregate Bond Fund -
Series B, one share of beneficial interest of the National Municipal Bond
Fund - Institutional, one share of beneficial interest of the National Municipal Bond Fund - Series A, one share of beneficial interest of the National Municipal Bond Fund - Series B, one share of beneficial interest of the Missouri Tax-Exempt Bond Fund - Institutional, one share of beneficial interest of the Missouri Tax-Exempt Bond Fund - Series A, one share of beneficial interest of the Missouri Tax-Exempt Bond Fund - Series B, one share of beneficial interest of the U.S. Government Income Fund - Institutional, one share of beneficial interest of the U.S. Government Income Fund - Series A, one share of beneficial interest of the U.S. Government Income Fund - Series B, one share of beneficial interest of the Strategic Income Fund-Institutional, one share of beneficial interest of the Strategic Income Fund Series A, one share of beneficial interest of the Strategic Income Fund - Series B, one share of beneficial interest of the Equity Income Fund - Institutional, one share of beneficial interest of the Equity Income Fund - Series A, one share of beneficial interest of the Equity Income Fund - Series B, one share of beneficial interest of the Relative Value Fund - Institutional, one share of beneficial interest of the Relative Value Fund - Series A, one share of beneficial interest of the Relative Value Fund - Series B, one share of beneficial interest of the Large-Cap Growth Fund - Institutional, one share of beneficial interest of the Large-Cap Growth Fund - Series A, one share of beneficial interest of the Large-Cap Growth Fund - Series B, one share of beneficial interest of the Science & Technology Fund - Institutional, one share of beneficial interest of the Science & Technology Fund
- Series A, one share of beneficial interest of the Science & Technology Fund - Series B, one share of beneficial interest of the REIT-Plus Fund - Institutional, one share of beneficial interest of the REIT-Plus Fund - Series A, one share of beneficial interest of the REIT-Plus Fund - Series B, one share of beneficial interest of the Small-Cap Equity Index Fund - Institutional, one share of beneficial interest of the Small-Cap Equity Index Fund - Series A, one share of beneficial interest of the Small-Cap Equity Index Fund - Series B and one share of beneficial interest of the International Equity Fund of Funds - Institutional, one share of beneficial interest of the International Equity Fund of Funds - Series A, and one share of beneficial interest of the International Equity Fund of Funds - Series B for a purchase price corresponding to the net asset value per share as listed in Exhibit 1 to this agreement.

          2. B.C. Ziegler acknowledges that the shares purchased hereunder have not been registered under the federal securities laws and that the Company is relying on certain exemptions from such registration requirements. B.C. Ziegler represents and warrants that it is acquiring such shares solely for investment purposes and that B.C. Ziegler has no present intention to redeem, sell or otherwise dispose of the shares.

          3. This Agreement shall be governed by the law of the State of Wisconsin. Firstar Funds is a corporation organized under the laws of Wisconsin and under Articles of Incorporation, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Wisconsin as required by law, and to any and all amendments thereto so filed or hereafter filed.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as
of the      day of               , 2000.
       ----

(SEAL)
                              FIRSTAR FUNDS, INC.


                              By:
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                              B.C. ZIEGLER & COMPANY



                              By:
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                   EXHIBIT 1
                                  ------------


Conning Money Market Fund - Retail A                  $
                                                        ------------------
Ohio Tax-Free Money Market Fund - Institutional       $
                                                        ------------------
Ohio Tax-Free Money Market Fund - Retail A            $
                                                        ------------------
Aggregate Bond Fund - Institutional                   $
                                                        ------------------
Aggregate Bond Fund - Retail A                        $
                                                        ------------------
Aggregate Bond Fund - Retail B                        $
                                                        ------------------
National Municipal Bond Fund - Institutional          $
                                                        ------------------
National Municipal Bond Fund - Retail A               $
                                                        ------------------
National Municipal Bond Fund - Retail B               $
                                                        ------------------
Missouri Tax-Exempt Bond Fund - Institutional         $
                                                        ------------------
Missouri Tax-Exempt Bond Fund - Retail A              $
                                                        ------------------
Missouri Tax-Exempt Bond Fund  - Retail B             $
                                                        ------------------
U.S. Government Income Fund - Institutional           $
                                                        ------------------
U.S. Government Income Fund - Retail A                $
                                                        ------------------
U.S. Government Income Fund - Retail B                $
                                                        ------------------
Strategic Income Fund - Institutional                 $
                                                        ------------------
Strategic Income Fund - Retail A                      $
                                                        ------------------
Strategic Income Fund - Retail B                      $
                                                        ------------------
Equity Income Fund - Institutional                    $
                                                        ------------------
Equity Income Fund - Retail A                         $
                                                        ------------------
Equity Income Fund - Retail B                         $
                                                        ------------------
Relative Value Fund - Institutional                   $
                                                        ------------------

Relative Value Fund - Retail A                        $
                                                        ------------------
Relative Value Fund - Retail B                        $
                                                        ------------------
Large-Cap Growth Fund - Institutional                 $
                                                        ------------------
Large-Cap Growth Fund - Retail A                      $
                                                        ------------------
Large-Cap Growth Fund - Retail B                      $
                                                        ------------------
Science & Technology Fund - Institutional             $
                                                        ------------------
Science & Technology Fund - Retail A                  $
                                                        ------------------
Science & Technology Fund - Retail B                  $
                                                        ------------------
REIT-Plus Fund - Institutional                        $
                                                        ------------------
REIT-Plus Fund - Retail A                             $
                                                        ------------------
REIT-Plus Fund - Retail B                             $
                                                        ------------------
Small-Cap Equity Index Fund - Institutional           $
                                                        ------------------
Small-Cap Equity Index Fund - Retail A                $
                                                        ------------------
Small-Cap Equity Index Fund - Retail B                $
                                                        ------------------
International Equity Fund of Funds - Institutional    $
                                                        ------------------
International Equity Fund of Funds - Retail A         $
                                                        ------------------
International Equity Fund of Funds - Retail B         $
                                                        ------------------

Total consideration for one share of each series      $
                                                        ------------------